Exhibit 10.5

BIO-PATH HOLDINGS, INC.

PLACEMENT AGENT AGREEMENT

April 13, 2012

ACAP Financial, Inc.

57 West 200 South, Suite 202

Salt Lake City, Utah 84101

Attn: Mr. Kirk Ferguson

Gentlemen:

Bio-Path Holdings, Inc., a Utah corporation (the “Company”), proposes to sell to qualified investors in a private placement an aggregate of up to $2,000,000 of Common Stock, no par value, at a price of $0.30 per share (the “Shares”). The offering of the Shares (the “Offering”) shall be on a “best efforts” basis. The Shares are further described in the Confidential Private Placement Memorandum dated on or about April 13, 2012 (the “Memorandum”) prepared for use in connection with the Offering. The business to be conducted by the Company and the Offering are each more fully described in the Memorandum. Certain terms not otherwise defined in this Placement Agent Agreement (the “Agreement”) shall have the same meanings as given to them in the Memorandum. The term Memorandum includes all appendices and exhibits attached thereto, as well as any supplements, or amendments to the Memorandum.

The Shares are to be offered in accordance with the terms and conditions of this Agreement. By its confirmation and execution of this Agreement, ACAP Financial, Inc., (the “Placement Agent”) agrees to act in the capacity of the exclusive placement agent and to exercise its commercially reasonable best efforts to place the Shares in a non-public offering in accordance with the terms and conditions of this Agreement. It is understood and agreed that the Shares are to be offered and sold in accordance with exemptions from registration under the Securities Act of 1933, as amended (the “1933 Act”) and in accordance with exemptions from registration or qualification under the securities laws of all applicable states (“Blue Sky Laws”).

1.           Terms of the Offering

1.1          Shares Offered and Commencement of the Offering. The Offering will consist of a maximum of $2,000,000 of Common Stock, no par value, offered at a price of $0.30 per Share. The Offering will commence on the date on which the Memorandum is first made available to the Placement Agent (the “Commencement Date”).

1.2           Conditions to Closing.

(a)          The Company and the Placement Agent agree that unless a minimum of $100,000 of Common Stock are sold on or before August 13, 2012 (which minimum may be waived by the Company at any time), unless the offering is extended by the Company with the consent of the Placement Agent as provided in the Memorandum, (i) none of the Shares subscribed for by Subscribers will be issued (unless the minimum of $100,000 of Common Stock is waived by the Company, in which event all of the Shares subscribed for by Subscribers may be issued), (ii) all Offering proceeds will be returned to Subscribers without deductions therefrom or interest thereon, (iii) no compensation will be paid to the Placement Agent, and (iv) the agency between the Company and the Placement Agent will terminate.

(b)          All Offering proceeds received from the sale of the Shares will be deposited in an escrow account entitled “Vincent & Rees, L.C. IOLTA Escrow Account FBO Bio-Path Holdings, Inc. Private Offering Account” with Vincent & Rees, L.C. (“Escrow Agent”). The Company, the Placement Agent, and the Escrow Agent will, prior to the beginning of the Offering of the Shares, enter into an Escrow Agreement in form satisfactory to the parties. The Offering proceeds will be released from the Escrow pursuant to the terms of the Escrow Agreement, but no proceeds will be released unless at least a minimum of $100,000 of the Shares have been subscribed for (unless this minimum is waived by the Company). The parties mutually agree to faithfully perform their obligations under the Escrow Agreement. The parties agree that all checks for subscriptions of Shares in the Offering will be made payable to “Vincent & Rees, L.C. IOLTA Escrow Account FBO Bio-Path Holdings, Inc. Private Offering Account”.

1.3          Termination of the Offering. The Offering will continue until the earlier of (a) the sale of $2,000,000 of the Shares, (b) October 13,, 2012 (which date may be extended by the Company with the consent of the Placement Agent if, and only if, the initial closing is held on or before October 13,, 2012), or (c) such earlier date as the Company may designate (“Termination Date”). The Company reserves the right to terminate the Offering for any reason and at any time.

2.            Engagement of Placement Agent

2.1          Engagement. The Company hereby grants to the Placement Agent the right to solicit subscriptions for Shares, and the Placement Agent hereby agrees to use its best efforts to obtain such Subscriptions from suitable and accredited investors (as described in the Memorandum). The engagement of the Placement Agent hereunder is an exclusive engagement. The Placement Agent shall not advertise, publicize or otherwise promote the Offering without first obtaining the consent of the Company.

2.2           Placement Agent's Fees. As compensation for the services performed by the Placement Agent in connection with the Offering, the Company will pay the Placement Agent a cash commission of ten percent (10%) of the issuance price of all Shares sold by the Company in the Offering ($200,000 if all $2,000,,000 Shares are sold by the Company). In addition to such cash compensation, the Company shall issue the Placement Agent one (1) share of the Company’s Common Stock for each ten shares of Common Stock sold in the Offering. No cash commission will be paid and no compensation shares will be issued unless the Offering is closed.

2.3           Expenses of Placement Agent. The Company shall reimburse the Placement Agent for its out-of-pocket expenses in connection with the Offering, provided, that such expenses shall not exceed $5,000 in the aggregate without the prior written consent of the Company.

3.           Representations and Warranties

3.1          Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as follows:

(a)          Upon each closing of the Offering, the Company will be duly organized and will be validly existing as a corporation in good standing under the laws of the State of Utah, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum.

(b) This Agreement has been duly authorized, executed and delivered by the Company and subject to the laws of bankruptcy, insolvency, creditors’ right and equitable principles and matters of public policy, will be binding on the Company in accordance with its terms; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company will be bound, (ii) the Company's Articles of Incorporation, as amended, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein.

(c)          The Shares have been duly authorized for issuance and sale and, when issued and delivered by the Company against payment therefor, the Shares will be duly authorized, validly issued and fully paid.

(d) The financial statements included in the Memorandum fairly present the financial position and the results of operations of the Company at their respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles.

(e) The Company's capitalization is in all material matters as described in the Memorandum. The capital stock of the Company to be outstanding as of each closing of the Offering will have been duly authorized and validly issued and be fully paid, nonassessable, and free of preemptive rights, and the capital stock, and long-term debt will conform to the statements in relation thereto contained in the Memorandum and such statements will correctly state the substance of the instruments defining the capitalization of the Company.

(f) The Company has a reasonable basis for, has acted in good faith in making, and is not aware of any undisclosed facts tending to undermine the accuracy of, any statements in the Memorandum which might be regarded as having the character of a “forward looking statement” as such term is defined in the Private Shares Litigation Reform Act of 1995.

(g) Subsequent to the respective dates as of which information is given in the Memorandum, and except as may be otherwise stated in the Memorandum, as it is to be amended and supplemented, there has not been (i) any material adverse change in the business, properties, business prospects, results of operations or condition (financial or other) of the Company, (ii) any transaction entered into by the Company which is material to the Company, except transactions in the ordinary course of business, (iii) any material direct or contingent obligation incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any material change in the outstanding indebtedness of the Company, (v) any change in the outstanding capital stock of the Company, or (vi) any dividend or distribution of any kind declared, paid or made on the Company's capital stock which is inconsistent with the Company’s prior practices.

(h) The Memorandum describes all material terms of the Offering and the business, and the proposed business of the Company, the commissions and other compensation to be paid by the Company in connection with the Offering and restrictions on resale of the Shares. The Memorandum does not include any untrue statements of material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading in light of the circumstances under which they are made. The Shares, when issued, will conform in all material respects to all statements concerning them contained in the Memorandum.

(i) To the knowledge of the Company, all issued and outstanding shares of the Company were or will be offered and sold in compliance with all applicable federal and state securities laws.

(j) Neither the Company nor any of its officers or directors has been convicted of any crimes or offenses involving the purchase or sale of shares of capital stock, nor are any of them subject to any order, judgment or decree of any court, temporarily or permanently enjoining or restraining any similar conduct.

(k) Neither the Company nor any of its officers, directors, or affiliates has any direct or indirect relationship or affiliation with a member of the FINRA, except as customers of broker-dealers in the ordinary course of business.

3.2         Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to the Company, as of the date of execution hereof, and during the term of the Offering, as follows:

(a)         The Placement Agent has been duly formed and is a validly existing corporation under the laws of the State of Utah with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)          This Agreement has been duly authorized, executed and delivered by the Placement Agent and subject to the laws of bankruptcy, insolvency, creditors’ right and equitable principles and matters of public policy, is binding on the Placement Agent in accordance with its terms; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Placement Agent will be bound, (ii) the Placement Agent’s Articles of Incorporation, as amended, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Placement Agent or its properties; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Placement Agent of the transactions on its part contemplated herein.

(c)        The Placement Agent is a broker-dealer duly registered pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is a member in good standing of the FINRA, and is duly registered or licensed as a broker-dealer under the applicable Blue Sky Laws, except in such states in which the Placement Agent is exempt from registration or licensing or such registration or licensing is not otherwise required. The Placement Agent agrees to maintain its registration or licenses, or its exemption therefrom, in good standing throughout the term of the Offering of the Shares and agrees to comply with all statutes and other requirements applicable to it with respect to its activities within those jurisdictions.

(d)         Neither the Placement Agent nor any director or officer of the Placement Agent (nor any other person serving in a similar capacity) or other employee or agent of the Placement Agent to be involved in the sale of the Shares, either directly or in a supervisory capacity:

(i)          has been convicted within 10 years prior hereto of any crime or offense involving the purchase or sale of any security, involving the making of a false filing with the Securities and Exchange Commission (the “Commission”) or any state security agency (“State Agency”), or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;

(ii)         is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or any State Agency or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;

(iii)        is subject to an order of the Commission entered pursuant to Section 15(b)(1)(B) of the 1934 Act; has been found by the Commission to be a cause of any such order which is still in effect; or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940, as amended;

(iv)      has been or is suspended or expelled from membership in, or suspended or barred from association with a member of, a national or regional securities dealers association or a national securities exchange or a Canadian securities exchange for conduct inconsistent with just and equitable principles of trade;

(v)         is subject to a United States Post Office false representation order, or is subject to any restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to any conduct alleged to constitute postal fraud, or otherwise violated Section 3005 of that Title;

(vi)       has been an underwriter or named as an underwriter of any securities (A) covered by any registration statement which is the subject of any proceeding or examination under Section 8A of the 1933 Act, as amended, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date hereof; or (B) covered by any filing which is subject to a pending proceeding under Section 230.258 of the Commission’s rules or any similar rules or to an Order entered thereunder within five years prior to the date hereof;

(vii)       is or has been subject to any order, judgment or decree of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority of such person or of any corporation of which he is an officer or director, to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining or enjoining any such person or any corporation of which he is an officer or director from engaging in or continuing any conduct, practice, or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security or any aspect of the securities business, or of theft or of any felony; or

(viii)      has taken, nor will take, any action, directly or indirectly, so as to cause the Offering to fail to be entitled to exemption under Section 4(2) of the 1933 Act.

4.           Covenants.

4.1          Covenants of the Company. The Company covenants and agrees that:

(a)          The Company will deliver at its expense to the Placement Agent copies of the Memorandum and of any amendments or supplements thereto, including all exhibits and other documents included therein, in such quantities as the Placement Agent may reasonably request.

(b)          If an event affecting the Company occurs prior to the termination of the Offering which, in the reasonable opinion of legal counsel to the Company or of legal counsel to the Placement Agent, should be set forth in a supplement to or an amendment of the Memorandum, the Company will at its expense prepare and furnish to the Placement Agent copies of such supplement or amendment in such quantities as the Placement Agent may reasonably request so that the Memorandum, as so supplemented or amended, will not contain any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made.

(c)          The Company will make available, during business hours, at its offices, upon advance notice, during the course of the Offering and prior to sale, to each offeree or the offeree's representative, or both, such information in addition to that contained in the Memorandum and any supplement or amendment thereto, concerning the Company and any other relevant matter relating to the Offering as the Company possesses or can acquire without unreasonable effort or expense. The Company will also make available, during business hours, to each offeree or the offeree's representative the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to inspect any additional information, which the Company possesses or can acquire without unreasonable effort or expense, that is necessary to verify the accuracy of any information furnished.

(d)          The Company will cooperate with the Placement Agent to ensure that the Offering and sale of the Shares complies in all material respects with the requirements of the 1933 Act, the 1934 Act and all applicable Blue Sky Laws.

(e)          The Company will, in a timely manner, file with the Commission, a Form D relating to the Shares, and will cooperate with the Placement Agent in making other filings, and pay all filing fees, required under the Blue Sky Laws of such states as the Placement Agent may reasonably request.

(f)          The Company will use its reasonable commercial efforts to expend the proceeds of the Offering and to operate its business in the manner described in the Memorandum, subject to such changes as may be reasonably necessary or desirable in the exercise of prudent business judgment.

4.2          Covenants of the Placement Agent. The Placement Agent covenants and agrees that:

(a)          With respect to any solicitations of offers made on behalf of the Company by the Placement Agent, including any sales persons acting on the Placement Agent's behalf, the Placement Agent represents, warrants and covenants as follows:

(i)          The Placement Agent will not offer the Shares by means of any form of general solicitation or general advertising.

(ii)         The Placement Agent will cause each person interested in acquiring Shares through the Placement Agent to provide to the Company the Subscription Agreement and Confidential Investor Questionnaire appended to the Memorandum, and such information as may reasonably be requested by the Company, to permit the Company to determine whether an investor is qualified to purchase Shares in the Offering. The Shares may be sold only to accredited investors, as that term is defined in Regulation D promulgated under the 1933 Act, and to not more than 35 non-accredited investors who are able to determine the merits and risks of an investment in the Shares.

(iii)        The Placement Agent will furnish to each offeree through the Placement Agent, concurrently with making any offer to such offeree, a copy of the Memorandum and all supplements or amendments thereto and will sequentially number each Memorandum it furnishes and keep a record of each offeree, their addresses and telephone numbers. The Placement Agent will not make any representations with respect to the Company or its business and affairs other than the information set forth in the Memorandum or the sales literature authorized for use in connection with the Offering, or such other information as is specifically authorized in writing by the Company.

(b)          The Placement Agent will comply with the 1933 Act, the 1934 Act and all applicable Blue Sky Laws in connection with the offering and sale of the Shares and will offer the Shares only in those states agreed upon by the Company and the Placement Agent.

(c)          The Placement Agent will promptly inform the Company if the Placement Agent becomes aware of any facts which would cause it to believe that the Memorandum includes any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

(d)          The Placement Agent will timely tender subscription proceeds to the Escrow Agent and will timely provide the Company with copies of all subscription documents it receives in order to enable the Company to determine whether it will accept or reject a subscription.

(e)          The Placement Agent will not knowingly make, in bad faith, or through willful misconduct, any untrue statement of a material fact in its capacity as Placement Agent.

5.            Indemnification and Contribution.

5.1          Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, applicable Blue Sky Laws or any other statute or common law or otherwise, and to reimburse the Placement Agent and each such controlling person, if any, for any legal expenses reasonably incurred by it or them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 5.1 will not cover any such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information furnished herein or in writing to the Company by, or on behalf of, the Placement Agent for use in connection with the Memorandum, or arising out of or based upon a breach by the Placement Agent of any of the Placement Agent's representations, warranties or covenants set forth in this Agreement.

The Company shall indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject as result of any act by any person offering or selling the Shares who are not agents of, or otherwise engaged by, the Placement Agent.

The Company will not, however, be responsible for an indemnification obligation hereunder to the extent that the losses for which indemnification is sought hereunder resulted solely from actions taken or omitted to be taken by the person seeking indemnification hereunder (or its affiliates) due to such person (or affiliate)’s bad faith or willful misconduct.

5.2          Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 act and applicable Blue Sky Laws or any other statute or common law or otherwise, and to reimburse the Company and each such controlling person, if any, for any legal or other expenses reasonably incurred by it or them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions solely arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Placement Agent for use in connection with the Memorandum. The indemnity agreement contained in this Section 5.2 will be in addition to any liability the Placement Agent may otherwise have.

The Placement Agent shall indemnify and hold harmless the Company and each person, if any, who controls the Company against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject solely as result of any bad faith or willful misconduct by the Placement Agent in connection with the Offering.

5.3          Notice to Indemnifying Party. Promptly after the receipt by an indemnified party under this Section 5 of notice of the commencement of any action for which indemnification may be sought by the indemnified party hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof. The omission so to notify the indemnifying party will not relieve it from any liability that it may otherwise have to any indemnified party, except to the extent such omission materially prejudices the ability of the indemnifying party to defend against such action. Upon notice of the commencement of an action against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense of such action, at the indemnifying party’s own expense, with counsel chosen by such indemnifying party and reasonably satisfactory to such indemnified party. No indemnifying party hereunder will be liable for the payment of any amount in settlement of any claim or action without the consent of such indemnifying party, which shall not be unreasonably withheld.

5.4          Contribution. If the indemnification provided for in this Section 5 is, for any reason other than as specified herein, held by a court to be unavailable, and the Company or the Placement Agent has been required to pay damages as a result of a determination by a court that the Memorandum contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company will contribute to the damages paid by the Placement Agent or its controlling persons, and the Placement Agent will contribute to the damages paid by the Company, but in each case only to the extent that such damages arise out of or are based upon such untrue statement or omission, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statement or omission which resulted in such damages as well as any other relevant equitable considerations. The relative benefits received by the Company and the Placement Agent will be deemed to be in the same proportion as the total net proceeds from the sale of the Shares (before deducting expenses) received by the Company bear to the total commissions received by the Placement Agent. The relative fault will be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions. For purposes of this section, the term “damages” will include any legal expenses reasonably incurred by the Company or the Placement Agent in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section. No person adjudged guilty of fraudulent misrepresentation, bad faith or willful misconduct will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, bad faith or willful misconduct.

6.          Conditions to Closing and Obligations of Placement Agent. The closing of the Offering is subject to the following:

6.1          Performance by Company. The Company shall have performed all of its obligations under this Agreement in all material respects. All of the statements, representations and warranties of the Company contained in this Agreement or the Memorandum shall be complete and true in all material respects.

6.2          Material Changes; Litigation. No material adverse change shall have occurred in the operation, financial condition, assets, management or credit of the Company or in any conditions affecting the prospects of its business. No claims or litigation shall have been instituted or threatened against the Company. Further, no proceedings shall have been instituted or threatened against the Company before any regulatory body wherein an unfavorable ruling would have a material adverse effect on the Company or the Offering.

7.           Miscellaneous.

7.1          Notices. Any notice required or otherwise contemplated by this Agreement will be addressed as follows:

If to the Company:	Bio-Path Holdings, Inc.
2626 South Loop, Suite 180
Houston, TX 77054
Attn: Douglas P. Morris

If to the Placement Agent:	ACAP Financial, Inc.
57 West 200 South, Suite 202
Salt Lake City, UT 84101
Attn: Kirk Ferguson

or such other address as the party to receive the notice may designate in a written notice to the other party. Notices sent in accordance with the foregoing will be deemed delivered when actually received by the party to whom it was sent or, if earlier, three (3) business days after such notice is mailed, first class, certified, return receipt requested, postage prepaid.

7.2          Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between the Company and the Placement Agent with respect to the subject matter hereof. The terms of this Agreement may not be amended or modified nor may any provision hereof be waived except in writing.

7.3          Severability. If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force and effect.

7.4          Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Utah, without giving effect to choice of law provisions.

7.5          Attorneys Fees. If any suit or arbitration proceeding is filed by any party to enforce this Agreement, the prevailing party will be entitled to recover from the losing party the reasonable attorney fees and expenses incurred by the prevailing party at suit or proceeding and upon any appeals therefrom.

7.6          Binding Effect. This Agreement will become binding upon the parties upon the execution and return to the Company of the enclosed copy of this Agreement.

7.7          Confidential Matters.

(a)          The parties acknowledge that, in order for the Placement Agent to review the business activities of the Company in connection with its engagement hereunder, it will be likely for the Company to disclose to the Placement Agent certain information of a non-public, proprietary nature. Such disclosures may include, but are not limited to, (i) business, marketing, and technology operations and directions; (ii) current, future and projected finances; (iii) technologies and intellectual properties; (iv) customer and supplier names; and (v) other technical or business information (hereinafter referred to as “Confidential Information”) of the Company. The Placement Agent agrees to hold the Confidential Information in confidence and not disclose it to any third party unless approved in advance by the Company.

(b)          Notwithstanding anything else contained herein to the contrary, such Confidential Information shall not include any information already available to or in the possession of the Placement Agent prior to the date of its disclosure to the Placement Agent by the Company, any information in the Memorandum or other investor materials or generally available to the public, or any information which becomes available to the Placement Agent on a non-confidential basis from a third party who is not known, after reasonable inquiry, by the Placement Agent to be bound by a confidentiality obligation to the Company, and provided further, that such confidential information may be disclosed (i) to the Placement Agent's employees, agents, advisors and representatives in connection with its engagement hereunder, who shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement, so long as in each case each person is under an obligation of confidentiality; (ii) to any person with the consent of the Company, including to any prospective investors; (iii) if the Placement Agent is required to disclose such information pursuant to law, judicial or administrative process or regulatory demand or request; or (iv) if such disclosure is deemed necessary by the Placement Agent in litigation or any other proceeding in which it or any of its current or former directors, officers, employees, agents, representatives, affiliates or any person who controls the Placement Agent is, or is threatened to be made, a party.

In Witness Whereof, the undersigned have executed and delivered this Agreement as of the date first set forth above.

BIO-PATH HOLDINGS, INC.

By: /s/ Douglas P. Morris
Name: Douglas P. Morris
Title: Vice President

AGREED AND ACCEPTED:

ACAP FINANCIAL, INC.

By: /s/ Kirk Ferguson
Name:	Kirk Ferguson
Title:	President
Date:	April 13, 2012